UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549
                                    FORM 8-K
                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                       Date of Report:  September 25, 2002
                        (Date of earliest event reported)


                         MERGE TECHNOLOGIES INCORPORATED
              (Exact name of registrant as specified in the charter)


                                      Wisconsin
                    (State or other jurisdiction of incorporation)

                                      000-29486
                                (Commission File No.)

                                     39-1600938
                          (IRS Employer Identification No.)


                 1126 South 70th St. Milwaukee, Wisconsin 53214-3151
                     (Address of Principal Executive Offices)


                                  (414) 977-4000
                 (Registrant's telephone number including area code)


                                        N/A
            (Former name or former address, if changed since last report)


<Page 1>


ITEM 7.  Financial Statements and Exhibits

     (c) Exhibits

         23.1     Consent of Carver Moquist & Associates, LLC

         23.2     Consent of Pasquesi Sheppard LLC

         23.3     Consent of Deloitte & Touche LLP


<Page 2>


                                    SIGNATURES
                                    ----------


Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    REGISTRANT:
                                    MERGE TECHNOLOGIES INCORPORATED



Date:   September 25, 2002     By:   /s/ Richard A. Linden
                                     ------------------------
                                     Richard A. Linden
                                     President and Chief Executive Officer



Date:   September 25, 2002     By:   /s/ Scott T. Veech
                                     ------------------------
                                     Scott T. Veech
                                     Chief Financial Officer, Treasurer,
                                     and Secretary


<Page 3>


EXHIBIT 23.1
-------------

                     INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Merge Technologies Incorporated:


      We consent to the incorporation by reference in registration statements (Nos. 333-93965 and 333-75900) on Form S-3 and
(Nos. 333-34884, 333-40832 and 333-40882) on Form S-8 of Merge
Technologies Incorporated of our report dated March 22, 2001, relating to the financial statements of Aurora Technology, Inc.
as of December 31, 2000 and 1999, appearing in the Current Report on Form 8-K, as amended, of Merge Technologies Inc. dated May 22, 2002.


/s/ CARVER MOQUIST & ASSOCIATES, LLC
-------------------------------------

CARVER MOQUIST & ASSOCIATES, LLC

Bloomington, Minnesota
September 25, 2002


<Page 4>


EXHIBIT 23.2
------------



                    INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Merge Technologies Incorporated:


     We consent to the incorporation by reference in the registration statements (Nos. 333-93965 and 333-75900) on Form S-3 and (Nos. 333-34884, 333-40832 and 333-40882) on
Form S-8 of Merge Technologies Incorporated of our report dated March 1, 2002, relating to the financial statements of Aurora Technology, Inc. as of December 31, 2001, appearing in the Current Report on Form 8-K, as amended, of Merge Technologies Inc. dated May 22, 2002.


/s/ PASQUESI SHEPPARD LLC
--------------------------

PASQUESI SHEPPARD LLC

Lake Forest, Illinois
September 23, 2002


<Page 5>


Exhibit 23.3
--------------


                INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Merge Technologies Incorporated:


     We consent to the incorporation by reference in Registration Statements No. 333-93965 and 333-75900 on
Form S-3 and Registration Statements No. 333-34884,
333-40832 and 333-40882 on Form S-8 of Merge Technologies
Inc. of our reports dated May 10, 2002 except as to Note 10
(iv) and Note 11 which are as of August 8, 2002, (which reports express an unqualified opinion and include explanatory paragraphs referring to the Company's ability to continue as a going concern and that the financial statements have been restated) appearing in Amendment No. 1 to the Current Report on Form 8-K-A dated June 28, 2002.


DELOITTE & TOUCHE LLP

/s/ DELOITTE & TOUCHE LLP
--------------------------

Chartered Accountants

Toronto, Ontario
September 25, 2002


<END OF DOCUMENT>